Exhibit 99.2


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                          NAC RE CORP. AND SUBSIDIARIES
                        CONSOLIDATED FINANCIAL SUPPLEMENT



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


                                                             (Unaudited)
                                                     Three months ended March 31,
                                             --------------------------------------------
SUMMARY PERFORMANCE DATA:                    1999                1998               % Chg
                                             ----                ----                ----
Gross premiums written                        $181.1          $165.4                 9.5%
Net premiums written                           142.9           136.2                 4.9
Net investment income:
  - After-tax                                   26.5            25.6                 3.4
  - Pretax                                      32.9            32.1                 2.6
Cash flow from operations                       (1.8)           13.9              (112.8)

Statutory composite ratio:
  - Domestic                                   102.4%          102.8%
  - International                              104.1%          108.9%
  - Consolidated                               102.6%          103.5%

PER SHARE DATA:
Basic:
Average shares outstanding                     18,411          18,355
                                            ---------       ---------
Operating, excluding investment gains           $1.04           $0.97                7.2%
Investment gains, net of tax                     0.09            0.28
                                            ---------       ---------
  Net income                                    $1.13           $1.25               (9.6)%
                                            =========       =========
Diluted (assuming conversion of
  dilutive convertible securities):
Average shares outstanding                     21,000          20,954
                                            ---------       ---------
Operating, excluding investment gains           $0.95           $0.90                5.6%
Investment gains, net of tax                     0.08            0.24
                                            ---------       ---------
  Net income                                    $1.03           $1.14               (9.6)%
                                            =========       =========


                                           MARCH 31,         DECEMBER 31,             %
                                             1993                1998                Chg
                                      ------------------- ------------------- ------------------
BALANCE SHEET DATA:
Total assets                                $3,248.3        $3,227.6                  .6%
Cash and invested assets (A)                 2,413.9         2,448.8                (1.4)
Stockholders' equity                           752.7           750.7                  .3
  Per basic share (B)(C)                        40.79           40.86                (.2)
  Per diluted share                             41.62           41.69                (.2)

Statutory surplus                              732.9           737.                  (.6)


(A) Excluding  net  investment  payables of $7.6 million for 1999 and 1998.
(B) Shares  outstanding  are 18,452,660 and 18.374,355,  respectively.
(C) Assuming bonds are carried at amortized cost, stockholders' equity per basic share would be $38.77 and $37.96, respectively.

                          NAC RE CORP. AND SUBSIDIARIES
                        CONSOLIDATED STATEMENT OF INCOME
                    (In thousands, except per share amounts)



                                                                    (Unaudited)
                                                           Three months ended March 31,
                                                      ----------------------------------------

                                                          1999                     1998
                                                      --------------            --------------
PREMIUMS AND OTHER REVENUES
    Net premiums written                                   $142,871                  $136,190

    Increase in unearned premiums                          (10,206)                   (2,836)
                                                      --------------            --------------
    Premiums earned                                         132,665                   133,354
    Net investment income                                    32,905                    32,085
    Net investment gains                                      2,673                     7,874
                                                      --------------            --------------
    Total revenues                                          168,243                   173,313

Operating Costs and Expenses
    Claims and claims expenses                               84,022                    88,692
    Commissions and brokerage                                35,980                    33,443
    Other operating expenses                                 17,966                    17,126
    Interest expense                                          5,402                     5,426
                                                      --------------            --------------
    Total operating costs and expenses                      143,370                   144,687

INCOME
Income before income taxes                                   24,873                    28,626
                                                      --------------            --------------
    Federal and foreign income taxes:
        Current                                               3,793                     6,684
        Deferred                                                252                   (1,064)
                                                      --------------            --------------
    Income tax expense (benefit)                              4,045                     5,620
                                                      --------------            --------------
Net income                                                  $20,828                   $23,006
                                                      ==============            ==============

PER SHARE DATA
Basic:
Average shares outstanding                                   18,411                    18,355
Operating, excluding investment gains                         $1.04                     $0.97
Investment gains, net of tax                                   0.09                      0.28
                                                      --------------            --------------
     Net income                                               $1.13                     $1.25
                                                      ==============            ==============

Diluted (assuming conversion of
 dilutive convertible securities):
Average shares outstanding                                   21,000                    20,954
Operating, excluding investment gains                         $0.95                     $0.90
Investment gains, net of tax                                   0.08                      0.24
                                                      --------------            --------------
    Net income                                                $1.03                     $1.14
                                                      ==============            ==============

Cash dividends declared per share                             $0.09                    $0.075
                                                      ==============            ==============

                          NAC RE CORP. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET
                                 (In thousands)

                                                                               (Unaudited)
                                                                                March 31,         December 31,
                                                                                  1999                1998
                                                                             ----------------    ----------------
ASSETS
Investments:
Available for sale:
    Fixed maturities (amortized cost: 1999, $2,122,326; 1998, $2,108,692)         $2,179,670          $2,190,617
    Equity securities (cost: 1999, $87,517; 1998, $108,276)                           92,140             115,064
Short-term investments                                                               136,669             146,828
                                                                             ----------------    ----------------
     TOTAL INVESTMENTS                                                             2,408,479           2,452,509

Cash                                                                                  13,042               3,915
Accrued investment income                                                             37,318              36,270
Premiums receivable                                                                  249,875             239,674
Reinsurance recoverable balances, net                                                284,897             262,872
Reinsurance recoverable on unearned premiums                                          43,017              49,962
Deferred policy acquisition costs                                                    101,944              98,874
Excess of cost over net assets acquired                                                7,861               8,013
Deferred tax asset, net                                                               48,211              37,481
Other assets                                                                          53,657              38,062
                                                                             ----------------    ----------------
     TOTAL ASSETS                                                                 $3,248,301          $3,227,632
                                                                             ----------------    ----------------

LIABILITIES
Claims and claims expenses                                                        $1,732,095          $1,718,237
Unearned premiums                                                                    344,133             341,443
8% Notes due 1999                                                                    100,000             100,000
7.15% Notes due 2005                                                                  99,951              99,949
5.25% Convertible Subordinated Debentures due 2002                                   100,000             100,000
Investment accounts payable                                                            7,612               7,612
Revolving credit agreement                                                            12,924              12,924
Other liabilities                                                                     98,903              96,742
                                                                             ----------------    ----------------
     TOTAL LIABILITIES                                                             2,495,618           2,476,907
                                                                             ----------------    ----------------

STOCKHOLDERS' EQUITY Preferred stock, $1.00 par value:
     1,000 shares authorized, none issued
     (Includes 277.5 shares of Series A Junior  Preferred Stock)                           -                   -
Common stock, $.10 par value:
      25,000 shares authorized  (1999, 22,069; 199 8, 21,991 shares issued)            2,207               2,199
Additional paid-in capital                                                           271,587             268,468
Accumulated other comprehensive income                                                42,411              62,778
Retained earnings                                                                    535,204             516,036
Less treasury stock, at cost (1999, 3,616; 1998, 3,617 shares)                      (98,726)            (98,756)
                                                                             ----------------    ----------------
     TOTAL STOCKHOLDERS' EQUITY                                                      752,683             750,725
                                                                             ----------------    ----------------
     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                   $3,248,301          $3,227,632
                                                                             ================    ================


                          NAC RE CORP. AND SUBSIDIARIES
                 CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
                                 (In thousands)




                                                                                 (Unaudited)
                                       ---------------------------------------------------------------------------------------------
                                                                                                        Accumulated
                                                                                                           Other            Total
                                         Common     Paid-in    Comprehensive    Retained   Treasury    Comprehensive   Stockholders'
                                          Stock     Capital        Income       Earnings     Stock         Income           Equity
                                          -----     -------        ------       --------     -----         ------           ------

Balance, At December 31, 1998               $2,199   $268,468                     $516,036  ($98,756)      $62,778        $750,725
Comprehensive income:
    Net income                                                          $20,828     20,828                                  20,828
    Other comprehensive income,
    net of tax:
       Unrealized depreciation of
             investments                                               (17,382)                                           (17,382)
       Currency translation adjustments                                 (2,985)                                            (2,985)
                                                                        -------
   Other comprehensive income                                          (20,367)                           (20,367)
                                                                       --------
Total comprehensive income                                                 $461
                                                                           ====
Issuance of shares                               8      3,119                                                                3,127
Dividends declared on common stock                                                 (1,660)                                 (1,660)
Reissuance of treasury shares                                                                      30                           30
                                       -----------------------                 ----------------------------------------------------
Balance at March 31, 1999                   $2,207   $271,587                     $535,204  ($98,726)      $42,411        $752,683
                                       -----------------------                 ----------------------------------------------------





                                                                                 (Unaudited)
                                       --------------------------------------------------------------------------------------------
                                                                                                        Accumulated
                                                                                                           Other            Total
                                         Common     Paid-in    Comprehensive    Retained   Treasury    Comprehensive   Stockholders'
                                          Stock     Capital        Income       Earnings     Stock         Income           Equity
                                          -----     -------        ------       --------     -----         ------           ------

Balance, At December 31, 1997               $2,171   $255,424                     $426,309  ($87,832)           $60,989     $657,061
Comprehensive income:
   Net income                                                           $23,006     23,006                                    23,006
   Other comprehensive income,
   net of tax:
      Unrealized appreciation of
            investments                                                   3,384                                                3,384
      Currency translation adjustments                                      908                                                  908
                                                                            ---
   Other comprehensive income                                             4,292                                   4,292
                                                                          -----
Total comprehensive income                                              $27,298
                                                                        =======
Issuance of shares                               7      2,482                                                                  2,489
Dividends declared on common stock                                                 (1,377)                                   (1,377)
Purchase of treasury shares, net of
  reissuance                                                                                  (2,326)                        (2,326)
                                       -----------------------                 -----------------------------------------------------
Balance at March 31, 1998                   $2,178   $257,906                     $447,938  ($90,158)           $65,281     $683,145
                                       =======================                 =====================================================


                          NAC RE CORP. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                                 (In thousands)




                                                                                         (Unaudited)
                                                                                Three months ended March 31,
                                                                           ----------------------------------------
                                                                                 1999                   1998
                                                                           ----------------        ----------------
OPERATING ACTIVITIES
     Net income                                                                    $20,828                 $23,006
     Adjustments to reconcile net income to net cash
       provided by operating activities:
          Reserve for claims and claims expenses, net                              (4,866)                   4,929
          Unearned premiums, net                                                    10,347                   2,819
          Premiums receivable                                                     (11,077)                 (1,991)
          Accrued investment income                                                (1,111)                   2,848
          Reinsurance balances, net                                                  4,834                   6,508
          Deferred policy acquisition costs                                        (3,233)                   (805)
          Net investment gains                                                     (2,654)                 (7,874)
          Deferred tax asset, net                                                      231                 (1,082)
          Other liabilities                                                          6,787                 (4,002)
          Other items, net                                                        (21,872)                (10,455)
                                                                           ----------------        ----------------
NET CASH (USED FOR) PROVIDED BY OPERATING ACTIVITIES                               (1,786)                  13,901
                                                                           ----------------        ----------------

INVESTING ACTIVITIES
     Sales of fixed maturity investments                                           230,481                 310,627
     Maturities of fixed maturity investments                                        4,237                   3,522
     Purchases of fixed maturity investments                                     (253,546)               (340,404)
     Net sales of short-term investments                                             8,458                  21,753
     Sales of equity securities                                                     34,655                   7,951
     Purchases of equity securities                                               (13,863)                (14,296)
     Purchases of furniture and equipment                                            (691)                 (1,799)
                                                                           ----------------        ----------------
NET CASH PROVIDED BY (USED FOR) INVESTING ACTIVITIES                                 9,731                (12,646)
                                                                           ----------------        ----------------

FINANCING ACTIVITIES
     Issuance of shares                                                              2,780                   2,309
     Net reissuance (purchase) of treasury shares                                       30                 (2,326)
     Cash dividends paid to stockholders                                           (1,652)                 (1,372)
                                                                           ----------------        ----------------
NET CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES                                 1,158                 (1,389)
                                                                           ----------------        ----------------
Effects of exchange rate changes on cash                                                24                     142
                                                                           ----------------        ----------------

Increase  in cash                                                                    9,127                       8
Cash - beginning of year                                                             3,915                   8,430
                                                                           ----------------        ----------------
Cash - end of period                                                               $13,042                  $8,438
                                                                           ----------------        ----------------




                                     - 5 -
